Exhibit 99.2



                    STOCKHOLDER AGREEMENT dated as of February 29, 2000 (this "Agreement"), among 24/7 MEDIA, INC., a Delaware corporation ("Parent"), and the individuals and other parties listed on Schedule A hereto (each, a "Stockholder" and, collectively, the "Stockholders").

          WHEREAS, Parent, Evergreen Acquisition Sub Corp., a Delaware corporation ("Sub"), and Exactis.com, Inc., a Delaware corporation ("Target"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into Target; and

          WHEREAS, each Stockholder owns the number of shares of Target Common Stock set forth opposite his, her or its name on Schedule A hereto (such shares of Target Common Stock, together with any other shares of capital stock of Target acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "Target Subject Shares" of such Stockholder);

          WHEREAS, the Board of Directors of Target has approved the terms of this Agreement; and

          WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that each Stockholder enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1. Representations and Warranties of Each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to Parent as of the date hereof in respect of himself, herself or itself as follows:

          (a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the


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                                                                          2

Stockholder, enforceable against the Stockholder in accordance with its terms. The execution and delivery by the Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Stockholder under, any provision of any Contract to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound, including the Third Amended and Restated Stockholders Agreement referred to in the Merger Agreement, or, subject to the filings and other matters referred to in the next sentence, any provision of any judgment, order or decree (collectively, "Judgment") or any statute, law, ordinance, rule or regulation (collectively, "Applicable Law") applicable to the Stockholder or the properties or assets of the Stockholder. No consent, approval, order or authorization (collectively, "Consent") of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) compliance with and filings under the HSR Act, if applicable to the Stockholder's receipt in the Merger of Parent Common Stock, and (ii) such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. If the Stockholder is married and the Target Subject Shares of the Stockholder constitute community property or otherwise need spousal or other approval to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse, enforceable against such spouse in accordance with its terms.

          (b) The Target Subject Shares. Except as set forth on Schedule A hereto, the Stockholder is the record and beneficial owner of, or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Target Subject Shares set forth opposite his, her or its name on Schedule A attached hereto, free and clear of any Liens. The Stockholder does not own, of record or beneficially, any outstanding shares of capital stock of Target other than the Target Subject Shares set forth


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                                                                          3


opposite his, her or its name on Schedule A attached hereto. Except as set forth on Schedule A hereto, the Stockholder has the sole right to vote such Target Subject Shares, and except as contemplated by this Agreement, none of such Target Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Target Subject Shares.

          SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder as follows: Parent has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. Parent has duly executed and delivered this Agreement, and, assuming this Agreement constitutes the legal, valid and binding obligation of each of the other parties hereto, this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Judgment or Applicable Law applicable to Parent or the properties or assets of Parent. No Consent of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.


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                                                                          4


          SECTION 3. Covenants of Each Stockholder. Each Stockholder, severally and not jointly, covenants and agrees as follows:

          (a) (1) At any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of Target called to seek Target Stockholder Approval or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, the Stockholder shall, including by executing a written consent solicitation if requested by Parent, vote (or cause to be voted) the Target Subject Shares of the Stockholder in favor of adoption of the Merger Agreement and approval of the Merger and any other transactions contemplated by the Merger Agreement.

          (2) The Stockholder hereby irrevocably grants to, and appoints, Parent and Mark Moran and C. Andrew Johns, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Target Subject Shares of the Stockholder, or grant a consent or approval in respect of the Target Subject Shares of the Stockholder, in favor of adoption of the Merger Agreement and approval of the Merger and any other transactions contemplated by the Merger Agreement. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(a) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of Sections 3(a) and 3(b) in accordance with Section 4.

          (b) Other than this Agreement, the Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"),


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or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Target Subject Shares to any person (other than pursuant to the Merger), unless and until such person agrees, pursuant to a writing in customary form to which Parent is a party or a stated third-party beneficiary, to be bound by the terms of this Agreement, including without limitation the terms of
Section 3(a)(2), to the same extent, and in the same manner, as if such person were explicitly named a Stockholder hereunder or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Target Subject Shares and shall not commit or agree to take any of the foregoing actions. The Stockholder shall not, nor shall such Stockholder permit any entity under such Stockholder's control to, deposit any Target Subject Shares in a voting trust.

          (c) The Stockholder shall not, nor shall it authorize or permit any employee or affiliate of, or any investment banker, financial advisor, attorney, accountant or other representative of, the Stockholder to, directly or indirectly through another person, (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to , any Takeover Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person (other than Parent and any of its affiliates and representatives) any information with respect to, any Takeover Proposal. The Stockholder promptly shall advise Parent orally and in writing of any Takeover Proposal or inquiry made to the Stockholder with respect to or that could reasonably be expected to lead to any Takeover Proposal.

          (d) The Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement. The Stockholder shall not issue any press release or make any other public statement with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement without the prior written consent of Parent, except as may be required by Applicable Law.

          (e) The Stockholder hereby consents to and approves the actions taken by the Board of Directors of


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Target in approving the Merger Agreement and this Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The
Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights under Section 262 of the DGCL or other applicable law in connection with the Merger.

          (f) If, at the time the Merger Agreement is submitted for adoption by the stockholders of Target, the Stockholder is an "affiliate" of Target for purposes of Rule 145 under the Securities Act, the Stockholder shall deliver to Parent at least 30 days prior to the Closing a written agreement substantially in the form attached as Exhibit A to the Merger Agreement.

          SECTION 4. Termination. This Agreement shall terminate upon the earliest of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

          SECTION 5. Additional Matters. (a) Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

          (b) Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Target Subject Shares and shall be binding upon any person to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators or successors, and that each certificate representing such Target Subject Shares will be inscribed with a legend to such effect. In the event of any stock split, stock dividend, merger, reorganization, recapitaliza tion or other change in the capital structure of Target affecting the Target Subject Shares, or the acquisition of additional shares of Target's capital stock by any Stockholder, the number of Target Subject Shares listed in Schedule A beside the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Target's capital stock issued to or acquired by such Stockholder.

          (c) No person executing this Agreement who is or becomes during the term hereof a director or officer of Target makes any agreement or understanding herein in his or


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her capacity as such a director or officer of Target. Each Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Target Subject Shares and nothing herein shall limit or affect any actions taken by any Stockholder in his capacity as an officer or director of Target to the extent specifically permitted by the Merger Agreement.

          SECTION 6. General Provisions.

          (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 8.02 of the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

          (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

          (d) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          (e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against Parent when one or more


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counterparts have been signed by Parent and delivered to each Stockholder.
This Agreement shall become effective against any Stockholder when one or more counterparts have been executed by such Stockholder and delivered to Parent. Each party need not sign the same counterpart.

          (f) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

          (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of each Stockholder (except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder, to any direct or indirect wholly owned subsidiary of Parent) or by any Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

          (i) Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in any Delaware state court, the foregoing being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the


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transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Delaware or any Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated by this Agreement.

          (j) Agent for Service of Process. Each Stockholder hereby appoints The Prentice-Hall Corporation System, Inc., with offices on the date hereof at 1013 Centre Road, Wilmington, Delaware 19805-1297, as its authorized agent (the "Authorized Agent"), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or any transaction contemplated by this Agreement that may be instituted in any court described in Section 6(i)(i). Each Stockholder agrees to take any and all action, including the filing of any and all documents, that may be necessary to establish and continue such appointment in full force and effect as aforesaid. Each Stockholder agrees that service of process upon the Authorized Agent shall be, in every respect, effective service of process upon such Stockholder.


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          IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

                                       24/7 MEDIA, INC.,


                                          by
                                            /s/ C. Andrew Johns
                                            --------------------------
                                            Name:C. Andrew Johns
                                            Title:Executive Vice President

                                       CENTENNIAL FUND IV, L.P.,


                                          by
                                            /s/ Adam Goldman
                                            -------------------------
                                            Name:Adam Goldman
                                            Title:General Partner

                                       TRIBUNE COMPANY,


                                          by
                                            /s/ David Miller
                                            -------------------------
                                            Name:David Miller
                                            Title:Senior Vice President

                                       TELECOM PARTNERS, L.P.,

                                          by
                                            /s/ Stephen Schovee
                                            -------------------------
                                            Name:Stephen Schovee
                                            Title:Managing Member of
                                            Telecom Management, LLC, its
                                            General Partner


                                       AMERICAN EXPRESS TRAVEL RELATED
                                       SERVICES COMPANY, INC.,

                                          by
                                            /s/ Pierric Beckert
                                            -------------------------
                                            Name: Pierric Beckert
                                            Title:Senior Vice President


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                                                                         11


                                       GLOBAL RETAIL PARTNERS, L.P.,

                                          by
                                            /s/ Osamu R. Watanabe
                                            -------------------------
                                            Name:Osamu R. Watanabe
                                            Title:Vice President


                                       BOULDER VENTURES III, L.P.,

                                          by
                                            /s/ Kyle Lefkoff
                                            -------------------------
                                            Name:Kyle Lefkoff


                                       BOULDER VENTURES II, L.P.,

                                          by
                                            /s/ Kyle Lefkoff
                                            ------------------------
                                            Name:Kyle Lefkoff


                                       BOULDER VENTURES, LTD.,

                                          by
                                            /s/ Kyle Lefkoff
                                            -------------------------
                                            Name:Kyle Lefkoff


                                       DLJ DIVERSIFIED PARTNERS, LP,

                                          by
                                            /s/ Osamu R. Watanabe
                                            -------------------------
                                            Name:Osamu R. Watanabe
                                            Title:Vice President


                                       E. THOMAS DETMER, JR.,

                                          by
                                            /s/ E. Thomas Detmer, Jr.
                                            -------------------------



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                                                                 SCHEDULE A




                                                                 NUMBER OF
                                                                 SHARES OF
                                                                   TARGET
                                                                COMMON STOCK
                                                                   HELD OF
           NAME                         ADDRESS                    RECORD
           ----                         -------                    ------

Centennial Fund IV, L.P.         1428 Fifteenth Street            2,120,098
                                 Denver, CO 80202

Tribune Company                  435 N. Michigan Avenue           1,146,553
                                 Suite 1500
                                 Chicago, IL 60611

Telecom Partners, L.P.           6400 S. Fiddler's Green Circle   1,001,290
                                 Suite 720
                                 Englewood, CO 80111

American Express Travel Related  3 World Financial Center           875,000
Services Company, Inc.           40th Floor
                                 New York, NY 10285

Global Retail Partners, L.P.     2121 Avenue of the Stars           575,902
                                 16th Floor, Suite 1630
                                 Los Angeles, CA 90067

Boulder Ventures III, L.P.       1634 Walnut Street                 336,934
                                 Suite 301
                                 Boulder, CO 80302

E. Thomas Detmer, Jr.            707 17th Street                    256,411
                                 Suite 2850
                                 Denver, CO 80202


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                                                                 NUMBER OF
                                                                 SHARES OF
                                                                   TARGET
                                                                COMMON STOCK
                                                                   HELD OF
           NAME                         ADDRESS                    RECORD
           ----                         -------                    ------

Boulder Ventures, Ltd.           1634 Walnut Street                 185,100
                                 Suite 301
                                 Boulder, CO 80302

DLJ Diversified Partners, LP     2121 Avenue of the Stars           171,609
                                 16th Floor, Suite 1630
                                 Los Angeles, CA 90067

Boulder Ventures II, L.P.        1634 Walnut Street                 154,236
                                 Suite 301
                                 Boulder, CO 80302